UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 19, 2011

TYCO INTERNATIONAL LTD.

(Exact Name of Registrant as Specified in its Charter)

Switzerland	001-13836	98-0390500
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Freier Platz 10

CH-8200 Schaffhausen, Switzerland

(Address of Principal Executive Offices, incl. Zip Code)

Registrant’s telephone number, including area code: 41-52-633-02-44

NONE

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐              Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐              Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))

☐              Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                                          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the approval by the Board of Directors of Tyco International Ltd. (“Tyco” or the “Company”) on September 15, 2011 of a plan to pursue the separation of each of the Company’s North American residential security business and Flow Control business into separate, publicly-traded companies as described in further detail under Item 8.01 below, Edward D. Breen, Chairman and Chief Executive Officer of the Company, notified the Board of Directors that he intends to resign from his position as Chief Executive Officer of the Company, effective as of and conditional upon completion of the separation.

Item 8.01.                                          Other Events.

On September 19, 2011, Tyco issued a press release announcing that its Board of Directors has unanimously approved a plan to pursue the separation of each of the Company’s North American residential security business and flow control business into separate, publicly-traded companies.  The plan would include: the continuation of Tyco as an independent, publicly-traded company focused on its commercial fire and security businesses and the spin-off to Tyco shareholders of the Company’s North America residential security business and flow control business, each of which is intended to be tax-free to Tyco shareholders.  The spin-off transaction would be subject to the satisfaction of certain conditions, including the approval of Tyco shareholders.  A copy of the press release is furnished as Exhibit 99.1 and is incorporated herein by reference.

Tyco’s senior management is hosting a conference call for investors on September 19, 2011 at 10:00 a.m. Eastern time to discuss the planned separation. A copy of the presentation materials to be used in connection with the conference call is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

In connection with the planned separation, on September 19, 2011, Mr. Breen, Chairman and Chief Executive Officer of the Company, released a letter to Tyco’s employees, and Naren Gursahaney, Patrick Decker and George Oliver, presidents of Tyco’s security solutions segment, flow control segment and fire protection segment, respectively, each released a letter to the employees of their respective segments.  In addition, Tyco posted an employee Q&A regarding the proposed separation to its website. Copies of these letters and the Q&A are attached hereto as Exhibits 99.3, 99.4, 99.5, 99.6 and 99.7, respectively, and are incorporated herein by reference.  Tyco also sent to its suppliers and customers a letter regarding the proposed separation, the forms of which are attached hereto as Exhibits 99.8 and 99.9, respectively, and are incorporated herein by reference.

Item 9.01.                                          Financial Statements and Exhibits.

(d) Exhibits

99.1               Press Release issued by Tyco International Ltd., dated September 19, 2011.

99.2               Investor Presentation, dated September 19, 2011.

99.3               Employee Letter from Ed Breen, dated September 19, 2011.

99.4               Employee Letter from Naren Gursahaney, dated September 19, 2011.

99.5               Employee Letter from Patrick Decker, dated September 19, 2011.

99.6               Employee Letter from George Oliver, dated September 19, 2011.

99.7               Employee Q&A.

99.8               Form of Letter to Tyco Suppliers.

99.9               Form of Letter to Tyco Customers.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TYCO INTERNATIONAL LTD.
(Registrant)

Date: September 19, 2011
	By:		/s/ John S. Jenkins Jr.
		Name:	John S. Jenkins Jr.
		Title:	Vice President and Corporate Secretary

EXHIBIT INDEX

99.1               Press Release issued by Tyco International Ltd., dated September 19, 2011.

99.2               Investor Presentation, dated September 19, 2011.

99.3               Employee Letter from Ed Breen, dated September 19, 2011.

99.4               Employee Letter from Naren Gursahaney, dated September 19, 2011.

99.5               Employee Letter from Patrick Decker, dated September 19, 2011.

99.6               Employee Letter from George Oliver, dated September 19, 2011.

99.7               Employee Q&A.

99.8               Form of Letter to Tyco Suppliers.

99.9               Form of Letter to Tyco Customers.